NOVEMBER 5, 2026
SUPPLEMENT TO
HARTFORD DISCIPLINED EQUITY HLS FUND SUMMARY PROSPECTUS
DATED APRIL 30, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
At a Joint Special Meeting of Shareholders held on November 5, 2026, shareholders of Hartford Disciplined Equity HLS Fund (the “Fund”) approved a proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and to eliminate the Fund’s related fundamental diversification policy. The change to the Fund’s diversification classification will become effective December 7, 2026. Accordingly, the following changes are being made to the above referenced Summary Prospectus effective December 7, 2026:
(1) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the fifth sentence is deleted in its entirety and replaced with the following:
The Fund is a non-diversified fund, meaning that the Fund may invest a larger proportion of its assets in the securities of one or more issuers than a fund that is “diversified”.
(2) Under the heading “Principal Risks” in the above referenced Summary Prospectus, the following principal risk is added after “Active Investment Management Risk”:
Non-Diversification Risk –  The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7806
November 2026